UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors, LLC
800 Philadelphia Street
Indiana, PA 15701
 (Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

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Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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ANNUAL REPORT 12•31•07

Table of Contents

Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Additional Information	19
Trustee and Officer Information	20

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

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Dear Fellow Shareholder,

How things can change in six months... I began the semi-annual letter by stating that we had not had a meaningful correction since the beginning of 2003, and that I wouldn’t be surprised if a correction were to happen. I also lamented the lack of attention investors were paying to risk. In the letter we stated, "Stock prices are going higher on the potential for takeovers and while these takeovers are being done by private equity, they are being funded largely by debt. While we don’t have the same kind of junk bond market that we had in the 1980s (Wall Street is thinking up much more creative ways to fund the debt), we don’t believe that investors (neither institutional nor individual) are paying close enough attention to risk. At some point that will change, and then risk will be the only thing that matters."  I guess my laments fall under the category of be careful what you wish for.

Nonetheless, from the time we wrote the semi-annual letter to the end of the year, U.S. equity markets experienced not one, but two corrections (and began a third)... Talk about volatility....

We are hopeful that 2008 will end better than did 2007, if for no other reason than equity markets tend to do well in the second half of an election year. Unfortunately, we also think that 2008 will begin much like 2007 ended - with difficult, volatile markets.

Market Overview

The markets began the year with a bang and ended with a whimper. Thanks to continued private equity interest, M&A was the name of the game in the first half of the year with the result that smaller company stocks (i.e., mid-cap stocks) were the best performing segment of the market (the S&P Midcap 400® Index was up 11.98% for the six months ending June 30, 2007). While we began the year with concern about what the sub-prime meltdown might do to the consumer and the market, it had not yet blown over into the broader economy and markets. By early July, that all began to change.

The problem first reared its head in the broader markets by causing problems for something called a "structured investment vehicle" or SIV. These SIVs had become commonplace within the market for money market instruments as a source of high quality, high yield assets (a bit of an oxymoron?). SIVs got their high credit ratings through a combination of over-collateralization and the types of assets they held. Once the collateral lost value, the SIVs had to either sell the collateral (to raise cash and stop the decline in value) or raise additional collateral. Without the ability to do the latter, they chose the former causing a downward spiral in the prices of the underlying collateral (generally mortgages – including sub-prime mortgages).

Once these high quality assets began to experience difficulties, the market began to look around for other assets that might be mis-priced, and found them in the form of debt used to fund takeovers. In July, a number of deals that had been announced began to fall apart either because the private equity firm that won the deal began to rethink its economic assumptions, causing it to want to re-negotiate or because the private equity firm could not get financing at prices that made sense to the deal. Credit (risk) spreads began to widen all along the risk spectrum and we had the beginnings of a real credit crunch on our hands.

Where in the semi-annual report letter we were touting the Fed’s vigilance on the inflation front as the reason we had not seen a rate cut, the Fed Governors decided that they needed to change course and save the market from itself (do I sense a hint of sarcasm?). They cut the fed funds rate by fifty basis points (one basis point equals one one-hundredth of a percent) at the Fed’s September meeting and a further twenty-five basis points at the October and December meetings. These actions were enhanced by the Fed reducing the discount rate (the rate at which banks can borrow directly from the Fed), extending the period for which money could be borrowed from the Fed and loosening the terms regarding the types of collateral that would be accepted.

By year-end, equity markets in general, and the S&P Midcap 400® Index in particular, had given back a significant portion of its gains. The S&P Midcap 400® Index ended the year up 7.98%.

Fund Performance

For the twelve-month period ending December 31, 2007, the Stewart Capital Mid Cap Fund returned 1.46%. By comparison, the S&P Midcap 400® Index rose 7.98% and the Russell Midcap® Value Index returned  -1.42%.

As we indicated in the semi-annual report letter, because we are business perspective investors, we don’t spend a lot of time focusing on how our portfolio allocation compares to our benchmarks, we prefer to spend our time looking for good businesses with which we can partner over time. That said, it also does not mean that we simply ignore obvious problems in industries in order to be stubborn.

We did see what was happening within the sub-prime mortgage market and we did take steps to make sure that we did not have any direct exposure to the sector. In the second half of the year, we also took steps to remove even those companies with perceived indirect exposure to the sub-prime market. In July of 2007 we sold our holdings of PMI Group (a provider of private mortgage insurance), and by October had also sold our holdings of Fidelity National Financial and Old Republic International (two providers of title insurance). Those moves reduced our exposure to Financial Services from 16.7% on June 30, 2007 to 7.6% on December 31, 2007. Since we sold our positions PMI Group is down approximately 75%, Old Republic is down more than 20% and Fidelity National Financial is also down more than 20%.

We also significantly reduced our exposure to Retailing by selling our entire position in Limited Brands, Inc. This company had significantly changed its strategy by (effectively) selling most of its store brands and hanging its fortunes on Victoria’s Secret and Bath and Body Works. We believe that when it comes to retailing, the concept must offer a value proposition to customers. We believe that Victoria’s Secret is facing increasing competition for lingerie from department stores, other specialty retailers and discounters. With Victoria’s Secret now accounting for the majority of Limited Brands’ sales, we think the stock may face some rough sailing. Shares of Limited Brands are off more than 25% since we sold our position. (Retailing represented 1.3% of Fund assets as of December 31, 2007.)

We began increasing our Energy exposure near the beginning of the third quarter by adding Energy Services names to our portfolio. While we do remain concerned about the sustainability of margins within exploration and production companies, we are much more constructive on Energy Services. While these names have not yet worked as we would have liked, we remain confident that the sector will do well, and continue to look for Energy Services companies and companies leveraged to natural gas.

On a similarly disappointing note, our holdings in Consumer Services have not fared well. For the most part, these are companies we have followed for quite some time and we are confident in their long-term potential; however, uncertainty over the short-term economic climate continues to make the environment for these stocks difficult.

Our exposure to more cyclical industries continues to be a bright spot with one stock (Armor Holdings) being taken over and strong performance from Southern Copper, Cummins, McDermott International and Sociedad Quimica y Minera de Chile.

Strategy Overview

Importantly, even though we faced a rougher-than-normal market environment, we continue to believe that true business values will win out over market psychology. As such, we remain steadfast in our belief that we need to think like business owners when we look for companies to add to (and sell from) the Fund. With that in mind, we will continue to look for companies that are able to generate high levels of cash flow, high returns on invested capital that have (in some way) higher-than-average barriers to entry in their businesses. We will continue to spend little time looking at the sector allocations of the Fund relative to our benchmarks, preferring to spend the time looking for good businesses (and avoiding bad ones). This focus on companies rather than sector allocation is likely to result in the Fund being significantly overweighted (or underweighted) certain sectors relative to our benchmarks.

While we talked about valuation getting trickier in our last letter, valuations are now much more reasonable. As difficult as market downturns are, they do offer vigilant investors the opportunity to buy shares of some wonderful companies at very attractive prices. We think that is happening now as we are finding some very interesting prices (relative to value) for companies and sectors that had been clearly overpriced not that long ago. While investors may find the gyrations of the market over the first six months of the year stomach churning, we also believe that long-term investors will look upon that time as a wonderful time to build positions. To put it in retail vernacular, the sale signs are out. Now it’s time to go shopping.

Thank you for your support. We will continue to strive to meet your investment needs and look forward to a long and fruitful relationship. We welcome any of your questions or comments and encourage you to contact us at 877.420.4440 or at stewartcapital@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
January 2008

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Stewart Mid Cap Fund

Growth of a $10,000 Investment

Stewart Capital Mid Cap Fund
Average Annual Total Returns Since Inception Periods Ended December 31, 2007	One Year
Stewart Capital Mid Cap Fund	1.46%
S&P Midcap 400® Index	7.98%
Russell Midcap® Value Index	-1.42%

The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions.  Past performance, particularly for periods of less than one year, is not predictive of future results.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000 Value Index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example For the six months ended December 31, 2007 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (load) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 7/1/07	Ending account value 12/31/07	Expenses paid during period 7/1/07-12/31/07[1]
Actual	$1,000.00	$916.26	$7.25
Hypothetical (5% return before expenses)	1,000.00	1,017.44	7.63

[1]	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 0.5041 (to reflect the one-half year period).

Schedule of Investments December 31, 2007

Common Stocks 87.9%	Shares	Value
Capital Goods 4.5%
Cummins, Inc.	2,378	$302,886
McDermott International, Inc.*	2,557	150,940
		453,826
Consumer Durables & Apparel 3.8%
Polaris Industries, Inc.	8,158	389,708
		389,708
Consumer Services 15.0%
Boyd Gaming Corp.	9,493	323,426
International Speedway Corp.	8,677	357,319
Matthews International Corp.	9,443	442,593
Royal Caribbean Cruises Ltd.	9,614	408,018
		1,531,356
Diversified Financials 3.9%
Federated Investors, Inc.	9,621	396,000
		396,000
Energy 12.7%
CARBO Ceramics, Inc.	6,875	255,750
Frontier Oil Corp.	6,310	256,060
General Maritime Corp.	14,435	352,936
Helix Energy Solutions Group, Inc.*	6,806	282,449
Teekay Shipping Corp.	2,644	140,687
		1,287,882
Food & Staples Retailing 1.4%
Weis Markets, Inc.	3,585	143,185
		143,185
Food Beverage & Tobacco 6.6%
Constellation Brands, Inc.*	12,469	294,767
J. M. Smucker Company (The)	7,399	380,605
		675,372
Health Care Equipment & Services 4.7%
C. R. Bard, Inc.	1,799	170,545
Hillenbrand Industries, Inc.	5,478	305,289
		475,834

Common Stocks (CONTINUED)	Shares	Value
Household & Personal Products 3.6%
Nu Skin Enterprises, Inc.	22,478	$369,314
		369,314
Insurance 3.7%
Mercury General Corp.	7,606	378,855
		378,855
Materials 6.7%
Headwaters, Inc.*	23,248	272,931
Sociedad Quimica y Minera de Chile SA (American Depositary Receipt)	1,640	289,870
Southern Copper Corp.	1,177	123,738
		686,539
Pharmaceuticals, Biotechnology 4.8%
Barr Pharmaceuticals, Inc.*	6,662	353,752
Endo Pharmaceuticals Holdings, Inc.*	5,221	139,244
		492,996
Retailing 1.3%
IAC/InterActiveCorp*	4,893	131,720
		131,720
Software & Services 2.9%
Micros Systems, Inc.*	4,240	297,478
		297,478
Technology Hardware & Equipment 5.0%
Seagate Technology	13,579	346,264
Western Digital Corp.*	5,366	162,107
		508,371
Utilities 7.3%
Nicor, Inc.	9,638	408,169
Oneok, Inc.	7,513	336,357
		744,526

Total Common Stocks (Cost $9,065,690)		8,962,962

Schedule of Investments (continued)

	Shares	Value
Limited Partnership Interests 3.6%
Consumer Services 3.6%
Cedar Fair LP	17,275	$365,021
		365,021
Total Limited Partnership Interests (Cost $466,117)		365,021

Short Term Investment 5.6%
Federated Prime Obligations, 4.48%	569,588	569,588
Total Short Term Investment (Cost $569,588)		569,588

Total Investments 97.1% (Cost $10,101,395)		9,897,571
Other Assets less Liabilities 2.9%		291,169
Net Assets 100.0%		$10,188,740

*	Non income producing
See Notes to Financial Statement

Sector Breakdown December 31, 2007

Statement of Assets and Liabilities Year ended 12/31/07

Assets:
Investments at value (cost $10,101,395)	$9,897,571
Receivable for fund shares sold	12,752
Dividends and interest receivable	8,308
Due from Adviser	328,189
Prepaid expenses	15,310
Total Assets	10,262,130
Liabilities:
Payable for Fund shares redeemed	2,500
Accrued audit fees	30,000
Accrued legal fees	4,400
Accrued administration expense	15,712
Accrued shareholder servicing fees	7,400
Accrued 12b-1 fees	6,253
Accrued custodian expense	4,500
Accrued printing expense	1,800
Other payables	825
Total Liabilities	73,390
Net Assets	$10,188,740
Net Assets Consist of:
Capital stock	$10,752,895
Undistributed net investment income	72,717
Accumulated undistributed net realized losses	(433,048)
Net unrealized depreciation on investments	(203,824)
Total Net Assets	$10,188,740
The Pricing of Shares:
Net asset value and price per share	$9.94
($10,188,740 divided by 1,024,565 shares outstanding at $.001 par, unlimited shares authorized)
Offering price per share	$10.38 (1)

See Notes to Financial Statements
(1)	Computation of offering price per share 100/95.75 of net asset value

Statement of Operations Year ended 12/31/07

Investment Income:
Dividend income	$193,278 (1)
Interest income	30,023
223,301
Expenses:
Administration and accounting fees (See Note 5)	185,000
Professional fees	84,000
Shareholder servicing fees	57,082
Investment advisory fees	53,739
Insurance expense	47,221
Federal and state registration fees	9,636
Offering costs	80,906
Directors’ fees and expenses	22,000
12b-1 fee expense	19,060
Custody fees	18,812
Reports to shareholders	16,193
Miscellaneous costs	6,817
Total expenses before reimbursements	600,466
Expense reimbursements (See Note 4)	(485,312)
Net expenses	115,154
Net Investment Income	108,147
Realized and Unrealized Gain:
Net realized loss on investments	(433,048)
Change in unrealized depreciation on investments	(203,824)
Net realized & unrealized loss on investments	(636,872)
Net Decrease in Net Assets Resulting From Operations	$(528,725)

(1)	Net of $349 in foreign withholding taxes
See Notes to Financial Statements

Statements of Changes in Net Assets Year ended 12/31/07

Operations:
Net investment income	$108,147
Net realized loss on investments	(433,048)
Change in unrealized depreciation on investments	(203,824)
Net decrease in net assets resulting from operations	(528,725)
Capital Share Transactions:
Proceeds from shares sold	11,295,907
Proceeds from reinvestment of distributions	10,300
11,306,207
Payments for shares redeemed	(564,190)
Net increase	10,742,017
Distributions Paid From:
Net investment income	(124,552)
Total distributions	(124,552)
Total Increase in Net Assets	10,088,740
Net Assets:
Beginning of year	100,000
End of year (including undistributed net investment income of $72,717)	$10,188,740
Transactions in Shares:
Shares sold	1,068,284
Issued in reinvestment of distributions	994
Shares redeemed	(54,713)
Net increase	1,014,565

See Notes to Financial Statements

Financial Highlights Year ended 12/31/07

For a Fund share outstanding throughout the year
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.20
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	0.15
Less distributions:
From net investment income	(0.21)
Total distributions	(0.21)
Net asset value, end of year	$9.94
Total Return	1.46%
Supplemental data and ratios:
Net assets, end of year (000s)	$10,189
Ratio of net expenses to average net assets	1.50%
Ratio of expenses before waivers to average net assets	7.82%
Ratio of net investment income to average net assets	1.41%
Ratio of net investment income before waivers to average net assets	(4.91)%
Portfolio turnover rate	65.37%

See Notes to Financial Statements

Notes to Financial Statements December 31, 2007

1. Organization

The Stewart Capital Mutual Fund (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006.  Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Investment Valuation - Securities listed on the U.S. stock exchanges or the NASDAQ® Stock Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded in the over-the-counter market are valued at their current bid price. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Federal Income Taxes - It is the Fund’s policy to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, would have a more than 50 percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  The Fund adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania.  As of December 31, 2007, open Federal tax include tax years ended December 31, 2006 and the current year.  The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Recent Accounting Pronouncements - In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements. As of December 31, 2007, management does not believe the adoption of FAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the twelve months ended December 31, 2007 were $14,352,422 and $4,380,229, respectively.

4. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through December 31, 2008, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the year ended December 31, 2007, the Adviser waived investment advisory fees for the Fund of $53,739. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended December 31, 2007, the Adviser did not recoup any expenses. At December 31, 2007, $404,406 is subject to recoupment through December 31, 2010, to the extent the Expense Limitation Agreement is still in effect. In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated expense limitations. As of December 31, 2007, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund’s shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended December 31, 2007, the Fund incurred distribution expenses of $19,060.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the SEC and state securities commissions as well as calculating the daily net asset value per share and maintaining the financial books of the Fund. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 million in net assets and 0.03% on assets over $750 million or a minimum fee of $60,000, whichever is greater for the services provided by UMBFS. In addition, the Fund reimburses UMBFS certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

The Fund has entered into a Co-Administration Agreement with Allison-Williams Company (“Allison Williams”). Under the terms of the Agreement, Allison Williams provides various administrative, compliance and other services, including coordinating all meetings of the Board of Trustees, overseeing required administrative and financial record keeping for the Fund and providing a CCO for the Trust. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% or $125,000, whichever is greater for the services provided by Allison Williams.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2007, Jasco & Co., for the benefit of its customers, owned 91% of the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of December 31, 2007, the Fund had $159,305 of post-October losses which are deferred until January 1, 2008 for tax purposes.

As of December 31, 2007, the Fund had a capital loss carryover of $228,889, which expires on December 31, 2015.

At December 31, 2007, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$10,127,590
Gross Unrealized Appreciation	$612,720
Gross Unrealized Depreciation	(842,739)
Net Unrealized Appreciation/(Depreciation)	$(230,019)

7. Federal Income Tax Information (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2007 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$54,058
Undistributed long-term gains	–
Tax accumulated earnings	54,058
Accumulated capital and other losses	$(388,194)
Unrealized depreciation on investments	(230,019)
Total accumulated earnings (deficit)	$(564,155)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

2007
Distributions paid from:
Ordinary income	$124,552
Long-term capital gains	–
Total Distributions	$124,552

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the fiscal year ended December 31, 2007, the Trust made no direct payments to its officers and paid $22,000 to its unaffiliated trustees. The Fund’s Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request, by calling 1.877.420.4440.

9. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares.  For the year ended December 31, 2007, the Fund was advised that various broker dealers received $15,346 of sales charges from sales of the Fund’s shares.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Stewart Capital Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund (the “Fund”) at December 31, 2007, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

February 29, 2008 Minneapolis, Minnesota

Additional Information  (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1.877.420.4440 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the period ending December 31, 2007, will be available without charge, upon request, by calling 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Qualified Dividend Income

For the year ended December 31, 2007, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2007, 61.33% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Stewart Capital Mid Cap Fund Trustee and Officer Information

Independent Trustees
Name/Age	Address	Current position held with the Fund	Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Debbie Shuster, 45	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Business Consultant, DSK Consultants, (2003 - present); President/General Manager, Shuster Chrysler, (2001-2003)	1	None
Brian A. Maxwell, 41	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Investment Consultant, Yanni Partners, (1999-present)	1	None
Gayland B. Cook, 55	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Managing Director, Seneca Capital Management, (1996-present)	1	Director, Gateway Bank of Pennsylvania
Interested Trustee* and Officer
Malcolm E. Polley, 45	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Executive Vice President/Chief Investment Officer, S&T Wealth Management Group; President/Chief Investment Officer, Stewart Capital Advisors, LLC	1	None
Officers
Timothy P. McKee, 47	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Vice President/Senior Financial Officer, S&T Bank	1	None
Julie A. Cahoy, 49	Allison-Williams Company 90 S. Seventh Street, Suite 3850 Minneapolis, MN 55402	Chief Compliance Officer	Financial and Operations Principal, Allison-Williams Company	1	None
Jeffrey A. Betchwars, 55	Allison-Williams Company 90 S. Seventh Street, Suite 3850 Minneapolis, MN 55402	Assisstant Secretary	Vice President/Investment Banker, Allison-Williams Company; CEO/President/Director, Marxen Systems, Inc., (2003-present); CEO/President/Director, Executive Management Services, Inc., (2003-present); CFO/Director, First National Bank, (2003); President/CEO/Director, First Commercial Bank, (1999-2002)	1	None
* Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the Adviser for the Fund.

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  A copy of the Code is filed as Exhibit 12(a)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forthin Item 3(a)(2) of Form N-CSR: Deborah Shuster.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant during the fiscal year 2007 were as follows.  This is the Registrant’s first year of operations; therefore, there are no fees from the prior fiscal year:

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2007                                                                                     $20,000

(b) Audit-Related Fees for Registrant.  Aggregate fees billed by the for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2007                                                                                     $0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid during the fiscal year-ended May 31, 2007, were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2007                                                                                     $5,000

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2007                                                                                     $0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
 The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended December 31, 2007, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) During the fiscal year ended December 31, 2007, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 10, 2008

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 10, 2008